EXHIBIT 99.1

                       UNITED STATES BANKRUPTCY COURT
                        FOR THE DISTRICT OF DELAWARE

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                                                        CHAPTER 11
In Re:                                                  CASE NOS.
NUTRAMAX PRODUCTS, INC.                                 (Jointly Administered)
NUTRAMAX HOLDINGS, INC.,
NUTRAMAX HOLDINGS II, INC,
NUTRAMAX OPHTHALMICS, INC.,
NUTRAMAX ACQUISITION CORPORATION,
FAIRTON REALTY HOLDINGS, INC.,
ORAL CARE, INC.,
POWERS PHARMACEUTICAL CORP.,
FLORENCE REALTY, INC.,
CERTIFTED CORP.,
FIRST AID PRODUCTS, INC.,
ADHESIVE COATINGS, INC.,
ELMWOOD PARK REALTY, INC. AND
F.A. PRODUCTS, L.P.
               DEBTORS

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                               INTERIM ORDER
AUTHORIZING EMERGENCY POST-PETITION SECURED FINANCING PURSUANT TO SECTIONS 364(C)(2),364(C)(3) AND 364(D) OF THE BANKRUPTCY CODE, GRANTING ADEQUATE PROTECTION, AND SETTING FINAL HEARING PURSUANT TO BANKRUPTCY RULE 4001


     THIS MATTER having come before the Court upon the Motion (the "MOTION") of the Debtors NutraMax Products, Inc. Nutramax Holdings, Inc., Nutramax Holdings II, Inc, Nutramax Ophthalimcs, Inc., Nutramax Acquisition Corporation, Fairton Realty Holdings, Inc., Oral Care, Inc., Powers Pharmaceutical Corp., Florence Realty, Inc., Certified Corp., First Aid Products, Inc., Adhesive Coatings, Inc., Elmwood Park Realty, Inc., and F.A. Products, L.P. (collectively the "DEBTORS") seeking the entry of an order including authority to:

     (i) Obtain credit and incur debt secured by liens (as defined in Section 101(37) of Title 11,U.S.C., as amended (the "BANKRUPTCY CODE") and referred to herein as "LIENS") on property of the Debtors' estate pursuant to Sections 364(c)(2), 364(c)(3) and 364(d) of the Bankruptcy Code and with priority, as to administrative expenses, as provided in Section 364(c)(1) of the Bankruptcy Code.

     (ii) Establish that financing arrangement (the "DIP CREDIT FACILITY") with Fleet National Bank, ("FLEET") with offices at 100 Federal Street, Boston Massachusetts, which is contemplated by the Debtor-In-Possession Revolving Credit Agreement (the "Loan Agreement"), substantially the form annexed to the Motion as EXHIBIT A which DIP Credit Facility provides for financing on an interim basis until approved at a hearing (the "FINAL HEARING") to be held hereafter.

     (iii) Provide Fleet with Liens upon the Debtors' property as provided in and as contemplated by the Loan Agreement, as supplemented by this Order (the Loan Agreement and all such instruments and documents as may be executed and delivered in connection therewith or which relate thereto being referred to hereinafter collectively, as the "LOAN DOCUMENTS").

     (iv) Grant the Fleet a Super-Priority Claim over any and all administrative expenses other than as set forth in Paragraph 11, below.

     Upon the Affidavit of Richard G. Glass, it appearing that absent the relief requested herein, the Debtors will suffer immediate and irreparable harm; and it further appearing that notice of the Motion is sufficient and complies with the requirements of Bankruptcy Rules 4001(c) and 4001(d); and for good cause shown;

                        THE COURT HEREBY FINDS THAT:
                        ----------------------------

     A. On May __, 2000, the Debtors each filed a voluntary petition under Chapter 11 of the Bankruptcy Code.

     B. The Debtors have continued in the management and operation of their business and property as debtors in possession pursuant to Bankruptcy Code Sections 1107 and 1108. No trustee or examiner has been appointed in this case and no official creditors committee has been formed as of the date hereof.

     C. This Court has jurisdiction, pursuant to 28 U.S.C.ss.ss.157(b) and 1334, over these proceedings, and over the persons and property affected hereby.

     D. An immediate need exists for the Debtors to obtain funds with which to purchase inventory, continue Debtors operation, and administer and preserve the value of their estate. The ability of the Debtors to finance their operations requires the additional availability of working capital, the absence of which would immediately and irreparably harm the Debtors, their estate, and their creditors and the possibility for a successful reorganization.

     E. The Debtors are unable to obtain unsecured credit allowable under Bankruptcy Code Section 503(b)(1) as an administrative expense.

     F. The Debtors are also unable to obtain secured credit, allowable only under Bankruptcy Code Sections 364(c)(2) and 364(c)(3), except under the terms and conditions provided in this Order. The Debtors arc unable to obtain credit for borrowed money without the Debtors' granting to Fleet (i) Liens on the assets of the Debtors pursuant to Bankruptcy Code Sections 364(c)(2), 364(c)(3), and 364(d); and (ii) a super-priority administrative expense claim status pursuant to Bankruptcy Code Section as provided in
Section 364(c)(1) of the Bankruptcy Code (such super-priority administrative expense claim having priority as provided herein) and as provided by this Order.

     G. The ability of the Debtors to finance their operations and the availability of sufficient working capital through the incurrence of indebtedness for borrowed money and other financial accommodations is vital to the Debtors' ability to preserve and maintain the Debtors' going concern value and the Debtors ability to consummate a successful reorganization.

     H. The relief requested in the Motion is necessary, essential, and appropriate for the continued operation of the Debtors' business and the management and preservation of Debtors property.

     I. It is in the best interest of Debtors' estate to be allowed to establish the DIP Credit Facility contemplated by the Loan Documents.

     J. The terms and Conditions of the DIP Credit Facility, including those which provide for the payment of interest to, and fees of, at the times, and in the mariner provided under the DIP Credit Facility, are believed to be fair, reasonable, and the best available under the circumstances.

     K. Credit to be extended under the DIP Credit Facility will be so extended in good faith, in consequence of which Fleet is entitled to the protection and benefits of Bankruptcy Code Section 364(e).

     L. As of the commencement of the Proceedings, Nutramax Products, Inc. is party to a Revolving Credit and Term Loan Agreement dated December 30, 1996 (as amended and in effect, the "Pre-Petition Agreement"), the obligations under which have been guaranteed by the other Debtors (other than Nutramax Acquisition Corporation). As of the date of the filing of the Proceedings, the aggregate amount due and owing under the Pre-Petition Agreement was approximately $75 million.

     M. The Debtors' obligations under the Pre-Petition Agreement are secured by security interests and liens on all of the Debtors'(other than Nutramax Acquisition Corp.'s) real and personal property (the "PRE-PETITION COLLATERAL").

     N. Fleet National Bank f/k/a BankBoston, N.A., National Bank of Canada, Fleet National Bank, The Sumitomo Bank Limited, and Senior Debt Portfolio (hereinafter collectively, the "PRIOR LENDERS"), the pre-petition secured lenders to the Debtors under the Pre-Petition Agreement, have consented to the Motion, subject to the entry of an order approving a Stipulation with the Debtors concerning Adequate Protection.

     O. The notice of the Hearing at which the Order was entered, which notice was provided by the Debtors to Riemer & Braunstein, LLP, counsel to Fleet and the Prior Lenders, the United States Trustee, Jones, Day, Reavis & Pogue, counsel for The CIT Group/Business Credit, Inc., Mayer, Brown & Platt, counsel to ING (US) Capital, LLC, Cleary, Gottlieb, Steen & Hamilton, counsel to the Junior Subsequent DIP Lenders, and the twenty largest unsecured creditors of the Debtors constitutes adequate notice under the circumstances in accordance with Bankruptcy Rule 4001(c) and Bankruptcy Code Section 102(l), as required by Bankruptcy Code Sections 364(c) in light of the emergency nature of the interim relief requested in the Motion. No further notice of the relief sought in the Motion is required.

     P. Good and sufficient cause bas been shown for the entry of this Order. Among other things, the entry of this Order will: enable the Debtors to continue the operation of Debtors business; increase the possibility for a successful reorganization; and be in the best interest of the Debtors, their creditors, and their estate.

     NOW, THEREFORE, on the Motion of the Debtors and the record before the Court with respect to the Motion, and with the consent of the Debtors and Fleet to the form and entry of this Order, and good cause appearing,

     IT IS ON THIS ___ day of May, 2000 ORDERED that:

               APPROVAL OF AND AQIHORIZATION AS TO BORROWING
               ---------------------------------------------

     1. The terms and the conditions of the DIP Credit Facility are hereby approved. The Debtors are authorized to:

          (a) Establish the DIP Credit Facility.

          (b) Execute each of the Loan Documents to which the Debtors are parties.

          (c) Borrow up to Five Million Dollars ($5,000,000.00) under the DIP Credit Facility, the proceeds of which are to be used by the Debtors in the ordinary course of their business and in accordance with the terms and conditions of the Loan Documents.

     2. The Debtors are hereby authorized, empowered, and directed to do and perform all acts and to make, execute, and deliver all instruments and documents which may be requisite or necessary for the performance by the Debtors under the Loan Documents and the creation and perfection of the Liens described in and provided for by the Loan Documents.

     3. The Debtors are hereby authorized to grant to Fleet valid, binding, enforceable and perfected Liens in and to all collateral security (the "COLLATERAL") to be provided pursuant to the Loan Documents, including, without limitation,

          All inventory, accounts, equipment, real estate, general intangibles, Investment Property, chattel paper, and goods (respectively as defined in the Uniform Commercial Code) now owned or in which the Debtors have any interest (and without regard to whether acquired prior or subsequent to the Filing
          Date) or hereafter acquired or in which the Debtors obtain an interest; all present and future leasehold interests in which the Debtors have an interests (and without regard to whether acquired prior or subsequent to the Filing Date); and the products and proceeds thereof, but excluding any proceeds of avoidance actions under Chapter 5 of the Bankruptcy Code.

     4. The automatic stay imposed under Bankruptcy Code Section 362(a)(4) is hereby lifted to permit the Debtors to grant the aforesaid Liens and to perform the Debtors' liabilities and obligations to Fleet under the DIP Credit Facility.

     5. Each officer of each Debtor, acting singly, and such other individuals as may be so authorized by the Board of Directors of each Debtor, likewise acting singly, is hereby authorized to execute and deliver each of the Loan Documents, such execution and delivery to be conclusive of their respective authority to act in the name of and on behalf of each Debtor.

     6. The Liens to be created and granted to Fleet, as provided in Paragraph 4, above, are created pursuant to Bankruptcy Code Sections 364(c)(2), 364(c)(3) and 364(d). With the exception of the property of the estate which, at the initiation of this Case, was to subject to a valid and perfected lien (a list of which is attached to the Loan Agreement), other than any lien or mortgage of the Prior Lender, which liens and mortgages are specifically subordinated to the Liens granted Fleet pursuant to the terms of this order, the Liens to be created and granted to Fleet, as provided in Paragraph 4, above, are first, prior, perfected, and superior to any security, mortgage, or collateral interest or lien or claim to the Collateral.

     7. This Order shall be sufficient and conclusive evidence of the validity, perfection, and priority of Fleet's Liens upon the Collateral, without the necessity of filing or recording any financing statement or other instrument or document which may otherwise be required under the law or any jurisdiction or the taking of any other action to validate or perfect the Liens of Fleet in and to the Collateral or to entitle Fleet to the priorities granted herein, provided, however, the Debtors may execute and Fleet may rile or record financing statements or other instruments to evidence and to perfect the Liens authorized hereby, provided further, however, no such filing or recondition shall be necessary or required in order to create or perfect any such Lien.

     8. Fleet, in Fleet's discretion, may file a xerographic copy of this Order as a financing statement with any recording officer designated to file financing statements or with any registry of deeds or similar office in any jurisdiction in which the Debtors have real or personal property, and in such event, the subject filing or recording officer is authorized and directed to file or record such copy of this Order.

     9. The Loan Agreement, each of the Loan Documents, and each obligation thereunder respectively shall constitute and evidence the valid and binding obligations of the Debtors, which obligations shall be enforceable against the Debtors in accordance with their terms.

                            ADMINISTRATIVE CLAIM
                            --------------------

     10. The obligations under the Loan Agreement and other Loan Documents shall be an allowed administrative expense claim (the "SUPER-PRIORITY CLAIM") with priority (except as otherwise provided in Section 11, below, with respect to the Carve-Out) under Bankruptcy Code Section 364(c)(1) and otherwise over all administrative expense claims and unsecured claims against the Debtors, now existing or hereafter arising, of any kind or nature whatsoever including, without limitation, administrative expenses of the kinds specified in or ordered pursuant to Bankruptcy Code Sections 105, 326, 330, 331, 503(a), 503(b), 506(c), 507(a), 507(b), 546(c), 546(d), and
1114.

     11. Except for

     (a) the statutory fees of the United States Trustee provided for in 28 U.S.C.ss.1930(a); and

     (b)  the Carve Out (as defined in paragraph 13 below): and

     (c) collateral interests in property of the estate which, at the initiation of the Proceedings, was subject to a valid and perfected lien, as described in the Loan Agreement (other than any lien of the Prior Lenders under the Pre-Petition Agreement), no costs or expenses of administration including, without limitation, professional fees allowed and payable under Bankruptcy Code Sections 330 and 331 that have been or may be incurred in these proceedings, or in any case or cases pursuant to Chapter 7 of the Bankruptcy Code into which this case may be converted, or in any other proceeding related thereto (hereinafter, any "SUCCESSOR CASE"), and no priority claims to the Collateral are, or will be, prior to or on a parity with the obligations under the Loan Agreement and other Loan Documents, or with any other claims of Fleet arising hereunder.

     12. No cost or expense which may be incurred in connection with or on account of the preservation and/or disposition of any Collateral or which otherwise could be chargeable to Fleet or the Collateral pursuant to Bankruptcy Code Section 506(c) or otherwise, shall be so chargeable except in accordance with an Order of the Court after notice and hearing.

     13. There is hereby established a Carve Out in favor of all professionals employed at the expense or the Debtor's estate in the course of these Proceedings. The term "CARVE OUT" means the sum of $150,000.00. Any amounts paid to the Professionals prior to the occurrence of an Event of Default shall not be credited or applied against the Carve Out. The Carve Out shall in any event exclude any fees and expenses (x) arising out of or related to the prosecution(but not the investigation) of any claims or causes of action against Fleet and/or the Prior Lenders, and (y) arising as to services rendered after conversion of the Chapter ll cases to cases under Chapter 7 or after the appointment of a trustee. The payment of the Carve Out shall not reduce, or be deemed applied in reduction of, the DIP Credit facility or any obligations owed to the Prior Lenders.

     14. Unless Fleet has provided its prior written consent or all obligations have been paid in full, there shall not be entered in these proceedings, or in any Successor Case, any order which authorizes any of the following:

          (a) The obtaining of credit or the incurring of indebtedness that is

               (i) secured by a security, mortgage, or collateral interest or other Lien on all or any portion of the Collateral; and/or

               (ii) entitled to priority administrative status which is equal or senior to that granted to Fleet herein.

          (b) The enforcement or any claimed security, mortgage, or collateral interest or other Lien of any person other than of Fleet on all or any portion of the Collateral.

          (c) the Debtors' return of goods pursuant to Section 546(h) [Section 546(g)] of the Bankruptcy Code.

     15. Without limiting the provisions and protections of Paragraph 14, above, if at any time prior to the repayment in full of all obligations and the termination of Fleet's obligation to make loans and advances under the Loan Documents, including subsequent to the confirmation of any plan of reorganization respecting the Debtors, the Debtors or any Trustee subsequently appointed shall obtain credit or incur debt pursuant to Bankruptcy Code Section 364(b), 364(c) or 364(d), then all of the consideration for such credit or debt shall immediately be turned over to Fleet in reduction of the obligations.

     16. All obligations of the Debtors to Fleet are due and payable upon the earliest to occur of the following:

          (a) June 10, 2000, unless Final Order (as defined in the Loan Agreement) has been entered by that date.

          (b)  June 30, 2000.

          (c) The occurrence of an Event of Default (as defined in the Loan Agreement).

          (d) The effective date of a plan of reorganization for the Debtors.

Unless and until the obligations are repaid in full, the protections afforded to Fleet under the Loan Documents, and any actions taken pursuant thereto, shall survive the entry of any order confirming a plan of reorganization or converting this case into a Successor Case, and the Liens in and to the Collateral and the Super-Priority Claim shall continue in these proceedings and in any Successor Case, and such security, mortgage, and collateral interests and other Liens, and Super-Priority Claim shall maintain their priority as provided by this Order until the obligations have been satisfied in full.

     17. The time and manner of payment of the obligations pursuant to the Loan Agreement and the security, mortgage, and collateral interests and other Liens in and to the Collateral and the Super-Priority Claim shall not be altered or impaired by any plan of reorganization which may hereafter be confirmed or by any further order which may hereafter be entered.

                             EVENTS OF DEFAULT
                             -----------------

     18. Any automatic stay otherwise applicable to Fleet is hereby modified so that upon the occurrence of any Event of Default (as defined in the Loan Agreement) and at any time thereafter, with five (5) business days notice of such occurrence given to the Debtors, counsel to any Creditor's Committee appointed in these Proceedings, and the United States Trustee, Fleet shall be entitled to exercise Fleet rights and remedies on default. Following the giving of notice by the Lender of the occurrence of an Event of Default:

          (a) The Debtors shall deliver and cause the delivery of the proceeds of Collateral to Fleet.

          (b) Fleet shall continue to apply such proceeds in accordance with the provisions of this Order, the Loan Agreement and the Prior Lenders' Stipulation regarding Adequate Protection.

          (c) The Debtors shall have no right to use any of such proceeds, not any other cash collateral (as defined in Bankruptcy Code 363(a)) other than towards the satisfaction of the Obligations.

          (d) Any obligation otherwise imposed on Fleet to provide any loan or advance to the Debtors pursuant to the DIP Credit Facility shall be suspended.

     19. In Fleet's exercise of Fleet's rights and remedies upon default, Fleet may retain one or more agents to sell, lease, or otherwise dispose of the Collateral in accordance with the provisions of applicable law and the Loan Documents.

     20. In connection with Fleet's or any such agent's conduct of any sale or other disposition of Collateral, in furtherance of the provisions of
Section 362 of the Bankruptcy Code, all parties and persons of every nature and description, including, but not limited to, landlords, utilities, governmental agencies, sheriffs, marshals, and other public officers, creditors, and all those acting for or on their respective behalf, are precluded from taking any action affecting property of the estate, including the Collateral and Fleet's and the Prior Lenders' rights therein and remedies with respect thereto, without further order of the Court. Nothing herein is intended to limit the police powers of any governmental agency.

     21. Nothing included herein shall prejudice, impair, or otherwise affect Fleet's right to seek any other or supplemental relief in respect of the Debtors nor Fleet's right, as provided in the Loan Agreement, to suspend or terminate the making of loans under the Loan Agreement.

                          MISCELLANEOUS PROVISIONS
                          ------------------------

     22. The Debtors shall, on or before May 4, 2000, serve by overnight courier copies of the notice of approval of this Interim Order, together with a copy of this Interim Order and the proposed Final Order to (i) parties having been given notice of the emergency hearing, (ii) any other party which has filed a request for special notice with this Court and served such request upon the Debtors' counsel, (iii) counsel for any statutory committee, (iv) all creditors who have recorded a UCC-1 financing statement or a mortgage on the real or personal property of the Debtors,
(iv) all landlords that are parties to leases with the Debtors, (v) the Internal Revenue Service, (vi) the United States Trustee and (vii) the Securities and Exchange Commission. The notice of approval of this Interim Order shall state that any party in interest objecting to the approval of the Final Order shall file written objections with the United States Bankruptcy Court Clerk for the District of Delaware no later than June 2, 2000, which objections shall be served so that same are received by no later than 4:00 p.m.(eastern time) on such date by the United States Trustee, counsel for the Debtors and counsel for Fleet. A hearing to consider the approval of the Final Order will be held June 9, 2000, at 4:00 p.m.

     23. If any provision of this Order is hereafter modified, vacated or stayed by subsequent order of this or any other Court for any reason, such modification, vacation, or stay shall not affect the validity of any obligation incurred pursuant to this Order and prior to the later of (a) the effective date of such modification, vacation, or stay, or (b) the entry of the order pursuant to which such modification, vacation, or stay was established, nor the validity, priority, or enforceability of any Len granted by the Debtors to Fleet.

     24. The payments made, and the Liens and Super-Priority Claims granted to Fleet under the DIP Credit Facility and this Order, and the priority thereof shall be binding on the Debtors, any successor trustee for the Debtors, and all creditors of the Debtors, as provided in Bankruptcy Code
Section 364(e), even if this Order is reversed or modified on appeal.

     25. Fleet's failure to seek relief or otherwise exercise its rights and remedies under the DIP Credit Facility or this Order shall not constitute a waiver of any of Fleet's rights hereunder, thereunder, or otherwise.

     26. The Debtors and Fleet may amend or waive any provision of the DIP Credit Facility, provided that such amendment or waiver, in the judgement of the Debtors and Fleet, is either nonprejudicial to the rights of third parties or is not material. Except as otherwise provided herein, no waiver, modification or amendment of any of the provisions hereof shall be effective unless set forth in writing, signed by the parties hereto and approved by the Court.

     27. In the event of any inconsistency between the terms and conditions of any Loan Document and of this Order, the provisions of this Order shall govern and control.

     28. The Interim Order shall remain in full force and effect through June 30, 2000 unless (i) an objection is filed by May 19, 2000 at noon (in which case a further hearing on the interim approval will be held at the next omnibus hearing date on May 23, 2000 at 4:00 p.m.) or (ii) the Final Order is entered.

     SO ORDERED by the Court this 3d day of May, 2000.

                                          /s/ Mary F. Walrath
                                          -------------------
                                               JUDGE